DIREXION SHARES ETF TRUST

DIREXION DAILY S&P 500® BULL 3X SHARES (SPXL)

DIREXION DAILY LATIN AMERICA BULL 3X SHARES (LBJ)

DIREXION DAILY SMALL CAP BULL 3X SHARES (TNA)

DIREXION DAILY RUSSIA BULL 3X SHARES (RUSL)

DIREXION DAILY S&P OIL & GAS EXP. & PROD. BULL 3X SHARES (GUSH)

DIREXION ALL CAP INSIDER SENTIMENT SHARES (KNOW)

DIREXION NASDAQ-100 EQUAL WEIGHTED INDEX SHARES (QQQE)

Supplement dated February 28, 2017 to the

Summary Prospectuses, Prospectuses and Statements of Additional Information (“SAI”)

dated February 28, 2017

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion All Cap Insider Sentiment Shares and the Direxion NASDAQ-100 Equal Weighted Index Shares (each a “Fund” and collectively the “Funds”), share splits of the issued and outstanding shares of the Funds.

After the close of the markets on April 28, 2017 (the “Payable Date”), each Fund will affect a split of its issued and outstanding shares as follows:

Fund Name	Forward Split Ratio	Approximate increase in total number of outstanding shares
Direxion Daily S&P 500® Bull 3X Shares	4 for 1	300%
Direxion Daily Latin America Bull 3X Shares	4 for 1	300%
Direxion Daily Small Cap Bull 3X Shares	2 for 1	100%
Direxion Daily Russia Bull 3X Shares	2 for 1	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	2 for 1	100%
Direxion All Cap Insider Sentiment Shares	2 for 1	100%
Direxion NASDAQ-100 Equal Weighted Index Shares	2 for 1	100%

As a result of these share splits, shareholders of each Fund will receive two or four shares for each share held of the applicable Fund as indicated in the table above. Accordingly, the number of each Fund’s issued and outstanding shares will increase by the approximate percentage indicated above.

All share splits will apply to shareholders of record as of the close of NYSE Arca, Inc. (the “NYSE Arca”) on April 27, 2017 (the “Record Date”), payable after the close of the NYSE Arca on the Payable Date. Shares of the Funds will begin trading on the NYSE Arca on a split-adjusted basis on May 1, 2017 (the “Ex-Date”). On the Ex-Date, the opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-half or one-fourth for the Funds. The tables below illustrate the effect of a hypothetical two-for-one and four-for-one split on a shareholder’s investment.

2-for-1 Share Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$20	$2,000
Post-Split	200	$10	$2,000

4-for-1 Share Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$40	$4,000
Post-Split	400	$10	$4,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

The share splits will not result in a taxable transaction for holders of the Funds’ shares. No transaction fees will be imposed on shareholders in connection with the share splits.

*        *        *         *        *

Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.